EXHIBIT 10.2 NON-EXCLUSIVE OEM AGREEMENT

                            CONFIDENTIAL TREATMENT

                          NON-EXCLUSIVE OEM AGREEMENT

THIS NON-EXCLUSIVE OEM AGREEMENT is entered into on May 1, 2001 (the "Effective Date") between Oasys Telecom, Inc., a California corporation with offices at 7060 Koll Center Parkway, Pleasanton, CA 94566 ("Oasys"), and Larscom Incorporated, a Delaware corporation with offices at 1845 McCandless Drive, Milpitas, CA 95035 ("Larscom").

                                 R E C I T A L S
                                 - - - - - - - -

A. Oasys has developed and manufactures telecommunications equipment, including products known as EXchange Mux(R) and EXchange Mux(R) II, as more particularly described on Exhibit A to this Agreement.
             ---------

B. Larscom desires to market and distribute the Oasys Product, either separately or as bundled with its own telecommunications equipment (collectively, the "Larscom Equipment"), on a private label basis.

                                A G R E E M E N T
                                - - - - - - - - -

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereby agree as follows:

1.       DEFINITIONS
         The following capitalized terms shall have these meanings throughout this Agreement.
         1.1 "Customer Documentation" shall mean the user and technical manuals and other documentation that Oasys will make available with the Oasys Product and all updates thereof.

         1.2 "Intellectual Property Rights" shall mean all patents, trade names, trade secrets, trademarks, service marks, copyrights, mask work rights, trade dress rights and other similar proprietary rights.

         1.3 "Order" shall mean a written or electronic purchase order placed by Larscom to Oasys for purchase of the Oasys Product.

         1.4 "Software" shall mean the software and firmware developed or licensed by Oasys and included in the Oasys Product as listed in Exhibit A.
               ---------

         1.5 "Specifications" shall mean the operating requirements and functionality of the Oasys Product as attached hereto as Exhibit
                                                                        -------
               B attached hereto and incorporated herein by this reference.
               -

         1.6 "Oasys Product" shall mean the private label version of each product developed by Oasys listed on Exhibit A and all related
                                                    ---------
               Customer Documentation.

         1.7 "Technical Information" shall mean manufacturing drawings, specifications, schematics or other drawings pertinent to the most current revision level of manufacturing of the Oasys Product; copies of all inspection, manufacturing, test and quality control procedures and any other work processes; tooling and tooling designs; Oasys history files; and all other information and/or technology deemed necessary by Oasys to allow Larscom to exercise any manufacturing rights provided under this Agreement.

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                            CONFIDENTIAL TREATMENT

         1.8 "Larscom Equipment" shall mean the telecommunications equipment manufactured, marketed and/or distributed by Larscom at any time during the Term (as defined below).

         1.9 "Term" shall mean the time period commencing upon the Effective Date and, unless earlier terminated hereunder, continuing for a ***** period thereafter.

         1.10     "Territory" shall mean the *****.

2.       SCOPE OF AGREEMENT
         2.1      General. This Agreement sets forth the terms and conditions
                  -------
                  under which Oasys shall sell, license and support the Oasys Product. The Oasys Product shall be regarded as "Original Equipment Manufacturer" products that shall either be sold separately or bundled with Larscom Equipment for resale solely by or on behalf of Larscom, whether directly or through its distributors, resellers or independent sales representatives. Larscom may not distribute, resell or sublicense the Oasys Product or any portion thereof for distribution by or through any other OEM manufacturer. The Oasys Product shall be marketed, serviced and supported by Larscom's field organization or Larscom's affiliates or agents, subject to the marketing, service and support obligations of Oasys hereunder.

                  2.1.1    Restrictions. Larscom may not modify the Oasys
                           ------------
                           Product in any way or add any functionality's thereto.

                  2.1.2    Ownership. Except for the limited rights expressly
                           ---------
                           granted herein, as between the parties, Oasys retains all right, title and interest in and to the technology and all related Intellectual Property Rights and proprietary information incorporated into the Oasys Product or any other hardware or software product otherwise distributed or licensed to Larscom hereunder.

         2.2      Appointment. Oasys hereby appoints Larscom to act as a
                  -----------
                  non-exclusive distributor of the Oasys Product within the Territory (including distribution through Larscom's distributors, resellers or independent sales representatives); provided that (i) Oasys may continue to market, sell and distribute the Oasys Product in the Territory on its own behalf, either directly through its own sales force or indirectly through independent sales representatives, and (ii) Oasys may, at its option, distribute the Oasys Product on a private label basis through other companies.

         2.3      Channel Conflict Management. If either party becomes aware of
                  ---------------------------
                  any channel conflict hereunder, that party shall promptly notify the other party and both parties shall work cooperatively to offer the best solution for that customer. During the Term, the parties shall work together proactively to minimize the risk of channel conflict.

         2.4      Other Products. Other products may be added to this Agreement
                  --------------
                  from time to time on the mutual agreement of the parties.

         2.5      Enhancement Requests. Larscom may from time to time request an
                  --------------------
                  enhancement to the Oasys Product. Oasys shall consider each such enhancement request and respond to Larscom within 30 days of the possibility of developing such enhancement. If Oasys, in its sole and absolute discretion, determines to incorporate such enhancement into the Oasys Product, the parties shall negotiate in good faith the terms of the proposed enhancement within 30 days after Oasys' acceptance of Larscom's proposal.

***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

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                            CONFIDENTIAL TREATMENT

         2.6      Condition of Products. All Oasys Products shall be new except
                  ---------------------
                  as otherwise provided by the parties.

3.       SHIPMENT AND DELIVERY OF OASYS PRODUCTS
         3.1      Orders. Each delivery of Oasys Products shall be initiated by
                  ------
                  an Order which must be accepted by Oasys to be effective; provided that, if Oasys fails to respond to an Order within 10 business days, such order shall be deemed accepted.

         3.2      Delivery Dates. Each Order shall specify the date on which the
                  --------------
                  Oasys Products or Parts must be received by Larscom (the "Delivery Date"). Larscom may schedule regular intervals for deliveries by an appropriate Order setting forth the intervals. At Larscom's sole expense, Larscom may utilize drop shipment options to any designation specified by Larscom and agreed upon by Oasys.

         3.3      Shipment Requirements and Risk of Loss. All shipments of Oasys
                  --------------------------------------
                  Products hereunder shall be F.O.B. Oasys' place of shipment. Title to Oasys Products ordered hereunder shall pass from Oasys to Larscom upon Oasys' delivery to Larscom's designated delivery location. Oasys shall immediately advise Larscom of any prospective failure to timely ship the specified quantity of Oasys Products.

                  Each delivery of Oasys Products to Larscom shall include a packing list which contains at least: (a) the Order number and applicable Larscom part numbers; (b) the quantity of Oasys Products shipped; and (c) the date of shipment.

         3.4      Lead Time. The maximum lead time for the Delivery Date of any
                  ---------
                  Oasys Products ordered by Larscom is 30 business days. Oasys shall, for any proposed variance of the lead time, give Larscom no less than 20 days' advance notice.

         3.5      Packaging. Oasys shall preserve, package, handle and pack all
                  ---------
                  Oasys Products so as to protect the Oasys Products from loss or damage, in conformance with good commercial practice, government regulations and other applicable standards. Static protection shall be provided for Oasys Products requiring such packaging. Normal Oasys Products will be packaged in appropriate containers labeled with the Larscom mark pursuant to Section 11.3 below.

                  Each package label shall include the following data: (i) quantity; (ii) assembly number; (iii) serial number; and (iv) revision of products in package.

4.       PRICES, PAYMENTS, AND FORECASTS
         4.1      Initial Fee. Larscom will pay a ***** fee of ***** to Oasys
                  -----------
                  upon the execution of this agreement. However, if Oasys Telecom terminates this agreement during the first ***** of the initial term, except for breach, according to Section 13.2, Oasys will reimburse to Larscom a prorated amount of this initial fee based on the number of months the Agreement was effective.

         4.2      *****. Upon execution of this Agreement, Larscom will place an
                  -----
                  initial order to Oasys consisting of ***** (or any configurations of equivalent value) of Oasys Equipment (any mix of Oasys Equipment indicated in Exhibit A). At this time Oasys will invoice Larscom and Larscom will ***** Oasys for this initial equipment. Delivery to Larscom of Oasys Equipment specified in this initial order will be evenly spread over a
                  *****

***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

                                      45
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                            CONFIDENTIAL TREATMENT

                  period beginning immediately for ***** equipment as indicated in Exhibit A or over a ***** period beginning from the date of availability for ***** unless mutually agreed to otherwise by the parties.

         4.3      List Prices. The list price for the Oasys Product is set forth
                  -----------
                  in Exhibit A attached hereto and incorporated herein by this
                     ---------
                  reference and shall remain in effect during the Term. All costs of transportation and handling, including freight and insurance, and all taxes, duties and other governmental charges applicable to Larscom's purchase of Oasys Products hereunder shall be billed to and paid by Larscom or Larscom shall provide Oasys or the appropriate taxing authority with an exemption certificate therefor.

                  4.3.1    Discounts. Oasys shall extend discount pricing to
                           ---------
                           Larscom as set forth in Exhibit C, which discounts
                                                   ---------
                           shall remain in effect during the ***** and any ***** (as defined below) and Larscom's sales volume for purposes of calculating the applicable discount shall be ***** over the ***** and any *****.

                  4.3.2    Changed Prices. If, during the Term or any Renewal
                            -------------
                           Term, changed prices are put in effect by Oasys, such prices shall apply to all Orders issued by Larscom after the effective date of such price change.

         4.4      Payment Procedure. Payment for Oasys Products shall be net 30
                  -----------------
                  days of shipment. Invoices outstanding 45 days after shipment shall be subject to a late charge equal to the lesser of 1.5% per month or the maximum amount permitted by law.

         4.5      Rolling Forecast. Larscom shall furnish Oasys with a rolling
                  ----------------
                  six-month forecast on the first day of each calendar month during the Term.

5.       RETURN OF PRODUCTS
         5.1      Return Materials Authorization. If any Oasys Product is
                  ------------------------------
                  defective or otherwise not in conformity with the requirements of this Agreement (a "Noncomplying Oasys Products"), in addition to its other rights and remedies hereunder, Larscom may return the Noncomplying Oasys Products for replacement or repair at Oasys's expense.

                  All Oasys Products returned by Larscom to Oasys, including Noncomplying Oasys Products, shall be accompanied by a Return Materials Authorization ("RMA"). Unless further verification is reasonably required by Oasys, Oasys shall supply an RMA within three business days of Larscom's request. If Oasys fails to timely provide the RMA, Larscom may return the Oasys Products without an RMA.

         5.2      Return Charges. All Noncomplying Oasys Products returned by
                  --------------
                  Larscom to Oasys, and all replacement or repaired Oasys Products shipped by Oasys to Larscom to replace Noncomplying Oasys Products, shall be shipped each way at Oasys' expense, including transportation charges (round trip charges for replacement or reworked Oasys Products). Notwithstanding the foregoing, if Oasys determines that Oasys Products returned hereunder do not constitute "Noncomplying Oasys Products," Larscom shall reimburse Oasys for any and all its shipping and handling costs hereunder.

         5.3      Repair Period. Oasys shall return the replacement or reworked
                  -------------
                  Oasys Products as soon as possible but in no event later than 15 business days after receipt of the Noncomplying Oasys Products from Larscom. If Oasys fails to return the replacement or repaired Oasys

***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

                                      46
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                            CONFIDENTIAL TREATMENT

                  Products to Larscom in a timely manner, Larscom may reject the Noncomplying Oasys Products and obtain a full refund of all costs paid by Larscom for the Oasys Products, without any deductions.

         5.4      Duty To Remove Marks. Oasys shall remove from all Oasys
                  --------------------
                  Products rejected, returned or not purchased by Larscom, Larscom's name or any of Larscom's trademarks, tradenames, insignia, part numbers, symbols or decorative designs prior to any other sale, use, or disposition of such Oasys Products by Oasys.

6        PROCESS OR DESIGN CHANGES
         6.1      Notice Of Change. Oasys shall give Larscom at least 60 days'
                  ----------------
                  prior written notice of any change to the Oasys Product or its Specifications affecting the form, fit and function of the Oasys Product. On Larscom's reasonable request, Oasys shall provide evaluation samples and other appropriate information to Larscom.

         6.2      Safety Standard Changes. Oasys shall immediately give notice
                  -----------------------
                  to Larscom if any change, upgrade, or substitution is required to make the Oasys Products meet applicable safety standards or specifications, excluding any changes which do not affect the Oasys Product's form, fit or function.

7.       QUALITY AND WARRANTY
         7.1      Quality Program. Oasys shall maintain an objective quality
                  ---------------
                  program for all Oasys Products supplied pursuant to this Agreement. Oasys shall, upon Larscom's request, provide to Larscom copies of Oasys' program and supporting factory test documentation.

         7.2      Larscom's Right To Inspect. Larscom shall have the right to
                  --------------------------
                  inspect, at Oasys' plant, the Oasys Products and associated nonproprietary manufacturing processes. Any inspection of Oasys Products shall be prior to shipment. Manufacturing processes may be inspected at any time during the Term.

         7.3      Product Warranty. Oasys warrants for a period of ***** after
                  ----------------
                  shipment thereof that each Oasys Product, including the associated embedded software, shall:
                  (a) Be manufactured, processed and assembled by Oasys or by companies under Oasys' direction;
                  (b)      Conform materially to its Specifications;
                  (c) Comply with governmental and industry certification requirements, including UL, NEBS, FCC, CSA, and CE Mark (where applicable) certifications, and all other applicable federal, state and local laws and regulations;
                  (d) Be free from material defects in material and workmanship; and
                  (e) Be free and clear of all liens, encumbrances, restrictions and other claims against title or ownership.
                  (f)      Be Year 2000 compliant.

         7.4      Exceptions to Warranty Coverage. This warranty is contingent
                  -------------------------------
                  upon proper use of the Oasys Products in the application for which they were intended as indicated in the Documentation, and Oasys makes no warranty (express, implied or statutory) for Oasys Products that are modified or subjected to accident, misuse, neglect, unauthorized repair or improper testing or storage.

***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

                                      47
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                            CONFIDENTIAL TREATMENT

         7.5      Software Warranty. Oasys warrants that it owns or has the
                  -----------------
                  necessary licenses to use the Software incorporated in the Oasys Products, free of any and all restrictions, settlements, judgments or adverse claims. Oasys warrants it has full power and authority to grant Larscom the rights granted herein on a worldwide basis.

         7.6 EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, OASYS MAKES NO OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, REGARDING ANY OASYS PRODUCT, INCLUDING AS TO ITS MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

8.       SERVICE AND SUPPORT
         8.1      Customer Support. Larscom shall provide all direct first-tier
                  ----------------
                  and second-tier support to its customers. Oasys shall support Larscom by telephone from 8:00 a.m. through 5:00 p.m., p.t., including direct dial into the equipment of any Larscom customer at any location. On Larscom's reasonable request, Oasys shall travel with Larscom to a Larscom customer site and, if there proves to be a defect in the Oasys Product, each of Oasys and Larscom shall bear their own travel and service costs for such on-site call. If the Oasys Product is shown not to be defective in any way, Larscom shall pay Oasys at Oasys' then-current consulting rate for all time spent by Oasys personnel and shall reimburse Oasys for its personnel's reasonable travel and living expenses during that on-site visit. The current consulting rate as of the effective date of this Agreement is ***** + expenses (M-F, 8:00 am to 5:00 pm) and ***** + expenses (Nights and weekends).

         8.2      Defect Reports. Oasys shall notify Larscom of the resolution
                  --------------
                  of any defects discovered in the Oasys Product and shall provide Larscom with the necessary data, equipment and/or software to allow Larscom to distribute the solution to its customers. Larscom shall periodically supply Oasys with available repair data or defect reports, including field failure rate data, inspection tests and strife tests. On Larscom's request, Oasys shall supply to Larscom available repair data from Oasys' service facilities.

         8.3      Continued Supply. Subject to Section 8.4 below, Oasys shall
                  ----------------
                  provide Larscom with a continuous supply of Oasys Products for the Term and any Renewal Term, as well as functionally-equivalent spares, for no less than five years after any termination of this Agreement.

         8.4      Lifetime Buy Rights. If Oasys determines to discontinue any
                  -------------------
                  Oasys Product, Oasys shall give notice to Larscom no less than 90 days written advance notice of the last Order date thereof. After receipt of notice of discontinuance, Larscom may purchase from Oasys such quantity of the discontinued Oasys Product as Larscom deems necessary for its future requirements. Alternatively, on Larscom's request, Oasys shall grant Larscom a license to manufacture only that discontinued product pursuant to Section 11.5 below.

9.       COUNTRY OF MANUFACTURE
         9.1      Country Of Origin Certification. Upon Larscom's request, Oasys
                  -------------------------------
                  shall provide Larscom with an appropriate certification stating the country of origin for Oasys Products, sufficient to satisfy the requirements of (a) the customs authorities of the country of receipt and (b) any applicable export licensing regulations, including those of the United States.


***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

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         9.2      Country Of Origin Marking. If and as required, Oasys shall
                  -------------------------
                  mark each Oasys Product, or the container if there is no room thereon, with the country of origin. Oasys shall, in marking Oasys Products, comply with the requirements of the customs authorities of the country of receipt.

10.      TRAINING
         10.1     Technical Training. Oasys shall provide ***** training classes
                  ------------------
                  during the ***** of the Agreement, with no more than ***** per quarter, on the Oasys Products at Oasys' Pleasanton facility for up to ***** people each at ***** to Larscom, excluding Larscom's responsibility for the compensation, travel and living expenses for any Larscom personnel. Training of any additional people or training outside Oasys' Pleasanton facility shall be at Larscom's expense. At a mutually-agreeable time, location and cost, Oasys shall provide additional training to inform Larscom personnel of upgraded, enhanced or new versions of the Oasys Products. Larscom may duplicate and use, either internally or for Larscom's customers, all training classes, methods and materials supplied or developed by Oasys pursuant to this Agreement at no additional charge.

11.      MARKETING AND LICENSING
         11.1     Marketing and Sales Authority. Subject to Section 2 above,
                  -----------------------------
                  Larscom shall market, sell and distribute the Oasys Products and the Larscom Equipment as it deems appropriate in its sole discretion and on its own business terms.

         11.2     Retention of Copyright Notices. Larscom shall retain all
                  ------------------------------
                  copyright notices on the Oasys Products, including in the Software, and in the Customer Documentation therefor. Larscom shall do nothing to infringe any rights of Oasys in its trademarks, copyrights or trade names.

         11.3     Private Labeling. At Oasys' sole cost and expense, Oasys shall
                  ----------------
                  design and manufacture the Oasys Products, including the Customer Documentation, ordered by Larscom hereunder as Larscom private label versions, bearing the trademarks, trade names and logos (the "Larscom Marks") and labeling and packaging specified by Larscom and conforming to Larscom specifications for external appearance (which shall not require any material change in form or dimensions of the Products or require commercially unreasonable actions). Neither party is granted any right or interest to the trademarks, marks or trade names of the other party. However, Oasys may use and reproduce Larscom's Marks, as provided by Larscom, as necessary to fulfill its obligations hereunder. Within 15 days after the Effective Date, Larscom shall deliver to Oasys the Larscom Marks, in camera-ready format, and all other requisite labeling and packaging specifications.

         11.4     Software and Customer Documentation License. Oasys hereby
                  -------------------------------------------
                  grants to Larscom ***** license to use, reproduce, sell and distribute the Software and Customer Documentation incorporated into or accompanying the Oasys Products, whether directly or through its third party channels of distribution, provided that "sell" means (in any tense or form) the license or sub-license of the software in accordance with the terms hereof.


***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

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11.5              Manufacturing License. Subject to the terms of this Section
                  ---------------------
                  11.5, Oasys hereby grants to Larscom a ***** license to manufacture, have manufactured and sell and sublicense the Oasys Products, such license to be effective only on the happening of the following events; (i) Oasys liquidates its business, dissolves, ceases business operations or becomes the subject of any voluntary or involuntary Chapter 7 bankruptcy proceeding; or (ii) one or more of the specific Oasys Products as listed in Exhibit A is discontinued (in which case the manufacturing license is granted only for the discontinued items).

                  Within sixty (60 days of the Effective Date, at Larscom's request, Oasys shall establish an escrow account with a mutually satisfactory agent and deposit the Technical Information in that account. Oasys will update the Technical Information in the escrow account upon the release of any major design changes to the Oasys Product and at least every 6 months. The expense for such escrow account will be shared equally by Oasys and Larscom. The Technical Information will be released to Larscom from the escrow account in accordance with this Section 11.5. The Technical Information is deemed Confidential Information as governed by Section 14.8 and will only be used for the purpose of manufacturing the Oasys Product. Larscom shall not communicate to third parties any Technical Information released from the escrow account except to Larscom's subcontractors, if applicable, without Oasys' prior written consent.

12.      INTELLECTUAL PROPERTY RIGHTS
         12.1     Infringement Indemnity. Oasys shall defend, indemnify and hold
                  ----------------------
                  Larscom and its affiliates and customers harmless from all claims, actions, damages or other liabilities, including reasonable attorney's fees (collectively, "Damages") arising from any claim that any Oasys Product, any portion thereof or any related Intellectual Property Rights therein constitutes an infringement or unauthorized use of any third party's intellectual property rights (each, an "Infringement Action"). Notwithstanding the foregoing, Oasys shall have no obligation to indemnify Larscom against any Infringement Action arising out of (i) the Larscom Equipment, (ii) the combination of the Larscom Equipment and any Oasys Product or (iii) any modification of the Oasys Products by Larscom, its affiliates or its customers.

         12.2     Duty To Notify. Larscom shall give Oasys prompt notice of any
                  --------------
                  Infringement Action and shall give Oasys sole authority, information and assistance (at Oasys' expense) to defend against the Infringement Action


13.      TERM AND TERMINATION
         13.1     Term. Following the Term, this Agreement may be extended upon
                  ----
                  mutual agreement of the parties for successive ***** periods (each, a "Renewal Term"). The use of "Term" in the Agreement, unless expressly indicated otherwise, shall refer to both the Term and any Renewal Term collectively.

         13.2     Termination for Convenience. Either party may terminate this
                  ---------------------------
                  Agreement at any time for any reason on 90 days' prior written notice to the other party; provided that, if Larscom terminates this agreement, Larscom shall purchase Oasys' inventory on hand, specific to Larscom. Larscom will only be responsible for inventory and work in process material for which Oasys has received hard copy purchase orders from Larscom through the date of termination with payment therefor due net 15 days after termination. Larscom may at its option, require Oasys to provide products as per orders placed prior to termination.

***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

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                            CONFIDENTIAL TREATMENT

     13.3    Termination for Breach. If either party materially breaches this
             ----------------------
             Agreement, the other party may terminate this Agreement on 30 days' prior written notice to the other party unless such breach is cured within such 30-day notice period or, if such breach cannot be cured in 30 days, the breaching party has commenced good faith efforts to cure such breach.

     13.4    Rights Upon Breach. If Larscom terminates this Agreement on Oasys'
             ------------------
             breach, Larscom will not be required to purchase Oasys' inventory of Oasys Products or work in progress and Larscom may exercise it rights under Section 11.5. If Oasys terminates this Agreement on Larscom's breach, Larscom shall purchase Oasys' inventory on hand, specific to Larscom. Larscom will only be responsible for inventory and work in process material for which Oasys has received hard copy purchase orders from Larscom through the date of termination with payment therefor due net 15 days after termination.

     13.5    Survival. The following Sections of this Agreement shall survive
             --------
             any termination hereof: 2.1.2, 7.3 through 7.6, 8.1, 12, 13.4 and
             14. In addition, this Agreement shall govern all Orders transmitted to Oasys prior to termination and to all Oasys Products shipped to Larscom thereunder.

14.  MISCELLANEOUS
     14.1    Entire Agreement. This Agreement, including its Exhibits,
             ----------------
             constitutes the entire agreement between the parties, supersedes all prior communications, representations, negotiations and agreements, whether oral or written and may only be modified in a writing signed by an authorized representative of each party. If any provision of this Agreement is held to be invalid or unenforceable for any reason, the remaining provisions will continue in full force without being impaired or invalidated in any way. Larscom and Oasys agree to replace any invalid provision with a valid provision which most closely approximates the intent and economic effect of the invalid provision. The waiver by either party of a breach of any provision of this Agreement by the other party will not operate or be interpreted as a waiver of any other or subsequent breach by such other party.

     14.2    Independent Contractors. The parties are entering into this
             -----------------------
             Agreement as independent contractors and nothing herein shall be construed to establish a partnership, joint venture, agency or other similar relationship between the parties.

     14.3    No Assignment. No party hereto shall assign this Agreement without
             -------------
             the other party's prior written consent except in conjunction with a merger or sale of substantially all its assets; provided that the assigning party shall give the other party written notice of such merger or sale.

     14.4    Publicity. No press releases shall be made by one party hereto
             ---------
             without the prior written consent of the other party.

     14.5    Governing Law. This Agreement shall be governed by and construed in
             -------------
             accordance with California law as applied to transactions taking place in California between California residents. All disputes between the parties arising out of or relating to this Agreement (other than actions seeking only equitable remedies) shall be settled by binding arbitration pursuant to the Commercial Arbitration Rules of the American Arbitration Association by an arbitrator who is knowledgeable about telecommunications equipment. The arbitrator may award any legal or equitable remedy and may, in his discretion, require one party to pay the costs of the arbitration as well as the fees and expenses, including reasonable attorneys' fees, of the other party. In the absence of any such

                            CONFIDENTIAL TREATMENT

             ruling, each party shall bear its own costs in connection with an arbitration proceeding hereunder and the parties shall share the costs of the arbitration equally.

     14.6    Notices. Notices given hereunder shall be effective on receipt and
             -------
             shall be sufficient if given in writing, hand-delivered, sent by telefax with confirmation of receipt, sent by First Class Mail, return receipt requested (for all types of correspondence), postage prepaid, or sent by overnight courier service and addressed as follows:

             Oasys Telecom, Inc.                          Larscom Incorporated
             7060 Koll Center Parkway                     1845 McCandless Drive
             Pleasanton, CA 94566                         Milpitas, CA 95035
             Attn: Mr. Gerard Miille, President           Attn: Shan Varaitch

     14.7    Insurance. Prior to the delivery of the Oasys Product, Oasys shall
             ---------
             procure and thereafter maintain, with insurers acceptable to Larscom, the following minimum insurance protecting Oasys and Larscom against liability from damages because of injuries, including death, suffered by persons including employees of Larscom, and liability from damages to property arising from or growing out of Oasys' operations in connection with the performance of this Agreement:

              -------------------------------------------------------------------------------------
                                 COVERAGE                              LIMITS
              -------------------------------------------------------------------------------------
              Commercial General Liability        ***** General/Aggregate

                                                  ***** Products/Completed Operations Aggregate

                                                  ***** Combined Limit/Each Occurrence

              -------------------------------------------------------------------------------------
              Product Liability                   ***** General Aggregate

              -------------------------------------------------------------------------------------

             Oasys shall provide certificates evidencing such insurance prior to beginning delivery of Oasys Product on a form reasonably required by Larscom. Larscom shall be listed as an additional insured under the foregoing Commercial General Liability insurance policies, and Oasys shall cause its insurance carrier to waive all rights of subrogation against Larscom on the policies listed above.

     14.7    Force Majeure. Neither party shall be liable to the other for its
             -------------
             failure to perform any obligations under this Agreement during any period in which such performance is rendered impracticable or impossible due to circumstances beyond its reasonable control, including acts of God, floods, earthquakes, riots or other hostilities, strikes or government actions, provided that the party experiencing the delay promptly notifies the other of the delay.

     14.8    Confidential Information. Each party acknowledges that all
             ------------------------
             information relating to the business, products and operations of the other party which it learns or has learned during or prior to the Term is the valuable, confidential and proprietary information of the disclosing party. The receiving party shall maintain all confidential information disclosed hereunder by the disclosing party in confidence and shall not disclose such information to any third party other than those of its employees or contractors with a

***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

                            CONFIDENTIAL TREATMENT

             need to know such information; provided that each such employee or contractor must have executed a confidentiality agreement or be otherwise bound by the obligations of the receiving party hereunder. The receiving party shall safeguard the confidential information with the same degree of care which it uses to protect its own confidential information.

             This Section shall not apply to any information which (i) is already lawfully in the receiving party's possession (unless received pursuant to a nondisclosure agreement); (ii) is or becomes generally available to the public through no fault of the receiving party; (iii) is disclosed to the receiving party by a third party who may transfer or disclose such information without restriction;
             (iv) is required to be disclosed by the receiving party as a matter of law, governmental order or judicial mandate; provided that the receiving party will use all reasonable efforts to provide the disclosing party with prior notice of such disclosure; (v) is disclosed by the receiving party with the disclosing party's approval; and (vi) is independently developed by the receiving party without any use of confidential information. In all cases, the receiving party will use all reasonable efforts to give the disclosing party ten days' prior written notice of any disclosure of information hereunder.

             Each party acknowledges that any breach of this Section by a receiving party will irreparably harm the disclosing party. Accordingly, on any such breach, the disclosing party shall be entitled to promptly seek injunctive relief in addition to any other remedies which it may have at law or in equity. The parties will maintain the confidentiality of all confidential and proprietary information learned hereunder for a period of five years from the date of termination of this Agreement.


     14.9    Limitation of Liability. EXCEPT ON ONE PARTY'S MISAPPROPRIATION OF
             -----------------------
             THE OTHER PARTY'S CONFIDENTIAL INFORMATION OR INTELLECTUAL PROPERTY OR ON LARSCOM'S BREACH OF SECTIONS 2.1.1 OR 2.1.2, NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS OR COST OF PROCUREMENT OF SUBSTITUTE GOODS) ARISING OUT OF THIS AGREEMENT, REGARDLESS OF WHETHER SUCH DAMAGES ARE BASED ON TORT, WARRANTY, CONTRACT OR ANY OTHER LEGAL THEORY EVEN IF THE DEFAULTING PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     14.10   Product Liability Indemnification. Subject to Section 14.9 above,
             ---------------------------------
             Oasys shall defend, indemnify and hold Larscom harmless against any Damages (as defined in Section 12.1 above) specifically resulting from the injury to or death of any person or damage to, or loss or destruction of, any real property or tangible personal property and arising out of any claim that any Oasys Product hereunder is defective in design or manufacture.

             Larscom shall give Oasys prompt notice of any action hereunder and shall give Oasys sole authority, information and assistance (at Oasys' expense) to defend against or settle such action in Oasys' sole discretion.

             However, Oasys shall have no indemnification obligation or liability under this Section 14.10 for damages based on (a) any party's use of an Oasys Product in a manner other than for which it was intended, (b) any party's modification of an Oasys Product, (c) the misuse, neglect, damage, unauthorized repair or improper testing or storage of any Oasys Product, (d) any party's use of the Larscom Equipment, or (e) Oasys' adherence to

                            CONFIDENTIAL TREATMENT

             Larscom's designs, instructions or directions, in which case Larscom shall indemnify, defend and hold Oasys harmless from any Damages on the basis set forth above.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

OASYS TELECOM, INC.                      ARSCOM INCORPORATED


By: /s/ Gerard Miille                    By: /s/ Bob Coackley
    -----------------                        ----------------
        Gerard Miille, President and CEO         Bob Coackley, President and CEO

                            CONFIDENTIAL TREATMENT

***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.


                                   EXHIBIT A
                                 OASYS PRODUCT

----------------------------------------------------------------------------------------------------------------------
      Part Number                                           Item                                          List Price
----------------------------------------------------------------------------------------------------------------------
                          General & International M13 Items (PM13E, E1-to-T3)
----------------------------------------------------------------------------------------------------------------------
815-00063-001             EXchange Mux(R) II Rack Mount Assembly, 23" (Shelf & backplane)                       *****
----------------------------------------------------------------------------------------------------------------------
815-00073-001             EXchange Mux(R) II Rack Mount Assembly, 19" (Shelf & backplane)                       *****
----------------------------------------------------------------------------------------------------------------------
700-00052-003             EXchange Mux(R) II 23" Starter Kit (Shelf, Bkplane, 2 MPUs)                           *****
----------------------------------------------------------------------------------------------------------------------
700-00053-001             EXchange Mux(R) II 19" Starter Kit (Shelf, Bkplane, 2 MPUs)                           *****
----------------------------------------------------------------------------------------------------------------------
890-00009-001             EXchange Mux(R) II Basic Software                                                     *****
----------------------------------------------------------------------------------------------------------------------
810-00062-003             Module, MPU, (Exchange Mux(R) II Use Only), -48V                                      *****
----------------------------------------------------------------------------------------------------------------------
810-00070-001             Module, Field Programmable M13 Multiplexer, Int'l (PM13E), -48V                       *****
----------------------------------------------------------------------------------------------------------------------
810-00065-002             Output Redundancy Interface Module (RIM), Exchange Mux(R) II PM13E                    *****
----------------------------------------------------------------------------------------------------------------------
810-00066-002             Input Redundancy Interface Module (RIM), Exchange Mux(R) II PM13E                     *****
----------------------------------------------------------------------------------------------------------------------
815-00050-003             Module, Blank, 1-Slot Wide                                                            *****
----------------------------------------------------------------------------------------------------------------------
815-00071-001             RIM, Blank, EXM II (Covers 1 set of Input and Output RIM slots)                       *****
----------------------------------------------------------------------------------------------------------------------
815-00064-002             Cable, 28 DS1/E1, RIM-to-Champ Plug, 10'                                              *****
----------------------------------------------------------------------------------------------------------------------
815-00011-001             Cable, Craft, Modular-to-DB9, 6'                                                      *****
----------------------------------------------------------------------------------------------------------------------
815-00011-002             Cable, Craft, Modular-to-DB9, 15'                                                     *****
----------------------------------------------------------------------------------------------------------------------
815-00011-003             Cable, Craft, Modular-to-DB9, 30'                                                     *****
----------------------------------------------------------------------------------------------------------------------
815-00011-004             Cable, Craft, Modular-to-DB9, 50'                                                     *****
----------------------------------------------------------------------------------------------------------------------
815-00055-001             Cable, Null Modem, 6'                                                                 *****
----------------------------------------------------------------------------------------------------------------------
815-00055-002             Cable, Null Modem, 15'                                                                *****
----------------------------------------------------------------------------------------------------------------------
815-00055-003             Cable, Null Modem, 30'                                                                *****
----------------------------------------------------------------------------------------------------------------------
815-00055-004             Cable, Null Modem, 50'                                                                *****
----------------------------------------------------------------------------------------------------------------------
835-00075-001             Air Baffle, 1 Mounting Space                                                          *****
----------------------------------------------------------------------------------------------------------------------
815-00056-001             DS3/STS-1 Connector Panel                                                             *****
----------------------------------------------------------------------------------------------------------------------
890-00007-001             Manual, Operations, Exchange Mux(R) II                                                *****
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                          Domestic M13 Items (PM13, T1-to-T3)
----------------------------------------------------------------------------------------------------------------------
810-00068-001             Module, Field Programmable M13 Multiplexer (PM13), -48V                               *****
----------------------------------------------------------------------------------------------------------------------
810-00065-001             Output Redundancy Interface Module (RIM), Exchange Mux(R) II PM13                     *****
----------------------------------------------------------------------------------------------------------------------
810-00066-001             Input Redundancy Interface Module (RIM), Exchange Mux(R) II PM13                      *****
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

                          OC-3/STM-1 Items
----------------------------------------------------------------------------------------------------------------------
810-00067-001             OC-3/STM-1 OMux Module, -48V                                                          *****
----------------------------------------------------------------------------------------------------------------------
810-00069-001             Output Redundancy Interface Module, EXchange Mux(R) II OC-3/STM-1                     *****
----------------------------------------------------------------------------------------------------------------------
810-00069-002             Input Redundancy Interface Module, EXchange Mux(R) II OC-3/STM-1                      *****
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

                          Misc Items
----------------------------------------------------------------------------------------------------------------------
820-00072-001             Ethernet Daughter Board for EXM Transmux or EXMII MPU                                 *****
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

                          EXchange Mux Transmux Items
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
815-00034-001             EXchange Mux(R) Transmux Basic Rack Mount Assy, 23" (Shelf & Bkplane)                *****
----------------------------------------------------------------------------------------------------------------------
890-00002-001             EXchange Mux(R) Transmux Basic Software                                              *****
----------------------------------------------------------------------------------------------------------------------
890-00002-003             EXchange Mux(R) Transmux Extended Feature Group #1 Upgrade (Test)                    *****
----------------------------------------------------------------------------------------------------------------------
890-00002-004             EXchange Mux(R) Transmux SNMP Upgrade (requires MPU Daughter Bd.)                    *****
----------------------------------------------------------------------------------------------------------------------
810-00063-001             EXchange Mux(R) Transmux 1X6 Redundancy Interface Module (RIM)                       *****
----------------------------------------------------------------------------------------------------------------------
810-00062-001             Module, MPU (EXchange Mux(R) Transmux use only), -48V                                *****
----------------------------------------------------------------------------------------------------------------------
810-00061-001             T3-to-STS-1 Transmux Module (ST3), -48V                                              *****
----------------------------------------------------------------------------------------------------------------------
815-00050-003             EXchange Mux(R) Module Blank, 1 slot wide                                            *****
----------------------------------------------------------------------------------------------------------------------
835-00075-001             Air Baffle, 1 Mounting Space                                                         *****
----------------------------------------------------------------------------------------------------------------------
815-00056-001             DS3/STS-1 Connector Panel                                                            *****
----------------------------------------------------------------------------------------------------------------------
815-00026-002             Cable, DS3/STS-1, Rt. Angle SMB-to-Male BNC, 3.5'                                    *****
----------------------------------------------------------------------------------------------------------------------
815-00052-001             Cable, DS3/STS-1, Rt. Angle SMB-to-Female BNC, 3'                                    *****
----------------------------------------------------------------------------------------------------------------------
128-00010-001             Connector, BNC, 75-ohm, Hand Crimp                                                   *****
----------------------------------------------------------------------------------------------------------------------
815-00060-001             Cable, DS3/STS-1, 12 Conductor, 50'                                                  *****
----------------------------------------------------------------------------------------------------------------------
815-00011-001             Cable, Craft, EXchange Mux(R) User Interface, 6'                                     *****
----------------------------------------------------------------------------------------------------------------------
815-00011-002             Cable, Craft, EXchange Mux(R) User Interface, 15'                                    *****
----------------------------------------------------------------------------------------------------------------------
815-00011-003             Cable, Craft, EXchange Mux(R) User Interface, 30'                                    *****
----------------------------------------------------------------------------------------------------------------------
815-00011-004             Cable, Craft, EXchange Mux(R) User Interface, 50'                                    *****
----------------------------------------------------------------------------------------------------------------------
815-00055-001             Cable, Null Modem, 6'                                                                *****
----------------------------------------------------------------------------------------------------------------------
815-00055-002             Cable, Null Modem, 15'                                                               *****
----------------------------------------------------------------------------------------------------------------------
815-00055-003             Cable, Null Modem, 30'                                                               *****
----------------------------------------------------------------------------------------------------------------------
815-00055-004             Cable, Null Modem, 50'                                                               *****
----------------------------------------------------------------------------------------------------------------------
940-00007-001             Manual, Operations, Exchange Mux(R) Transmux                                         *****
----------------------------------------------------------------------------------------------------------------------

***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

                            CONFIDENTIAL TREATMENT



                                   EXHIBIT B

                      [SEE ATTACHED PRODUCT DATA SHEETS]

                            CONFIDENTIAL TREATMENT



                                   EXHIBIT C
                              DISCOUNT STRUCTURE

----------------------------------------------------------------------------------------------------------------------
                       Item                                                         Discount from List
----------------------------------------------------------------------------------------------------------------------
All Items in Exhibit A except cables                                 *****, increasing to *****after reaching a
                                                                     ***** of ***** or immediately if an *****
                                                                     spanning ***** is made.
----------------------------------------------------------------------------------------------------------------------
Cables                                                               *****
----------------------------------------------------------------------------------------------------------------------

***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.